Exhibit 99.1

Haymaker, ARKO Holdings Ltd. and GPM Investments, LLC Announce Business Combination

Combined Company, ARKO Corp., Positioned for Continued Strong Growth within Recession-

Resilient U.S. Convenience Store Industry

Anticipated 2021 Pro-forma Adjusted EBITDA* expected to be $210 to 215 million

Joint Investor Call Scheduled for Wednesday, September 9, 2020 at 9:00 AM ET

(New York, NY) – September 9, 2020 - Haymaker Acquisition Corp. II (NASDAQ: HYAC) (“Haymaker”), a publicly traded special purpose acquisition company, ARKO Holdings Ltd. (“Arko”), an Israeli public holding company (TASE: ARKO) whose primary asset is a controlling stake in GPM, and GPM Investments, LLC (“GPM” or the “Company”), announced today that they, and certain other related parties, have entered into definitive agreements for a business combination, pending shareholder approval. The transaction is expected to close in the fourth quarter of 2020 and upon closing, the combined company is expected to be listed on the Nasdaq Stock Market under the ticker symbol ARKO.

GPM, the seventh largest convenience store chain in the United States, has grown its store count from 320 stores in 2011 to 1,393 locations as of June 30, 2020 in 23 states comprised of 1,266 company-operated stores and 127 additional sites to which it supplies fuel. The Company operates in three segments: retail, which consists of fuel and merchandise sales to retail consumers; wholesale, which supplies fuel to third-party dealers and consignment agents; and GPM Petroleum, which supplies fuel to Company stores as well as subwholesalers and bulk purchasers.

Given substantial rollover from existing equityholders, upon completion of the transaction, pro-forma leverage, defined as Net Debt to 2020E Pro Forma Adjusted EBITDA, is expected to be approximately 1.7x. It is anticipated that the combined company will have an equity market capitalization at closing of approximately $1.4 billion. Anticipated total enterprise value, pro-forma for the pending acquisition of Empire Petroleum which GPM anticipates closing in the beginning of the fourth quarter of 2020, is expected to be approximately $2.0 billion, or ~9x GPM’s 2021E Pro Forma Adjusted EBITDA.

Arie Kotler, Chief Executive Officer of Arko and GPM, commented: “We are excited to reach a larger global audience through the pending business combination with Haymaker and subsequent listing on the Nasdaq Stock Market. We have an established platform for identifying and integrating successful acquisitions in the growing, fragmented and historically recession resilient convenience store industry as well as attractive organic sales and profitability drivers. This transaction provides us with increased liquidity and access to the broader capital markets, enabling us to continue to execute on our proven growth strategy as we expand our network of convenience stores across the United States.”

Steven Heyer, CEO and Executive Chairman of Haymaker, commented: “Arko and GPM are the ideal partners for Haymaker. Their business has all of the key attributes we were seeking and we are very pleased to announce the definitive agreement for this combination. We believe Arko and GPM, with their established platform for growth, talented and driven management team, and demonstrated success operating in an attractive end market, will drive value for all stakeholders. Given the current environment, the Company’s resilient business model is particularly relevant, the inherent growth drivers extremely compelling, and their disciplined execution commendable. We are excited to continue to work with Arie and his team as we broaden the shareholder base globally at the newly combined Company and build on their successful track record of growth.”

*

Adjusted EBITDA is calculated as EBITDA further adjusted by excluding the gain or loss on disposal of assets, impairment charges, acquisition costs, other non-cash items, and other unusual or non-recurring charges. Pro forma Adjusted EBITDA gives effect to acquisitions and synergies for the entire period presented irrespective of the actual timing of acquisitions or commencement of synergies during the period.

Highlights of the proposed transaction:

•

The Company has grown through acquisitions to become the 7th largest convenience store chain in the United States, with 1,266 company-operated locations (excluding pending acquisitions) and 127 dealer sites to which it supplies fuel, in 23 states. The Company has increased its store count approximately 4.4x over the past seven years.

•	The Company projects its Adjusted EBITDA will have grown at a 28%-29% compound annual growth rate (“CAGR”) from 2016 through 2020E.

•

The convenience store industry has demonstrated long-term growth and remains highly fragmented. The industry has grown at a 3.4% CAGR since 2007**. The top ten companies control less than 20% of the store base in the United States, providing significant opportunities for future growth.

•	The Company’s growth has accelerated in more recent months during the COVID-19 pandemic as consumers shift shopping patterns to convenience stores from other channels.

•

The combined company will be led by GPM’s current management team, which has significant industry and public market experience, including Arko’s and GPM’s Chief Executive Officer, Arie Kotler. Arko and GPM will also benefit from Haymaker’s investing and operational experience at Fortune 500 companies, particularly in the consumer and hospitality sectors.

**	NACS State of the Industry Report

Raymond James & Associates, Inc. is serving as lead financial and capital markets advisor. Nomura Securities International, Inc., Stifel, Nicolaus & Company, Incorporated, BMO Capital Markets Corp., and Citigroup Global Markets Inc. are serving as financial advisors and capital markets advisors to Haymaker. Cantor Fitzgerald & Co. is serving as capital markets advisor to Haymaker and Morgan Stanley & Co. LLC is serving as financial and capital markets advisor to Arko. DLA Piper LLP (US), Gornitzky & Co., and Ellenoff Grossman & Schole LLP are serving as legal advisors to Haymaker. Greenberg Traurig, LLP and S. Friedman & Co. are acting as legal advisors to Arko.

Investor Conference Call Information:

Arko, GPM, and Haymaker will host a joint investor conference call to discuss the proposed transaction Wednesday, September 9, 2020 at 9:00 AM ET. Interested parties may listen to the prepared remarks via telephone by dialing 1 (877) 407-3982 in the United States, 1 (809) 406 247 in Israel, or 1 (201) 493-6780 in other countries. Please reference Conference ID 13708312 when prompted.

The conference call webcast, a related investor presentation with more detailed information regarding the proposed transaction and a transcript of the investor call will be available at www.haymakeracquisition.com. The investor presentation will also be furnished today to the Securities and Exchange Commission (the “SEC”), which can be viewed at the SEC’s website at www.sec.gov.

Additional Information Posted to Website

Haymaker posted information regarding the proposed transaction, which is available at www.haymakeracquisition.com. The investor presentation will also be furnished today by Haymaker to the SEC on a current report on Form 8-K, which can be viewed at the SEC’s website at www.sec.gov.

About GPM and Arko:

Based in Richmond, VA, GPM was founded in 2003 with 169 stores and has grown through acquisitions to become the 7th largest convenience store chain in the United States, with 1,393 locations comprised of 1,266 company-operated stores and 127 dealer sites to which it supplies fuel, in 23 states. GPM operates in three segments: retail, which consists of fuel and merchandise sales to retail consumers; wholesale, which supplies fuel to third-party dealers and consignment agents; and GPM Petroleum, which supplies fuel to GPM stores as well as a small number of independent operators and bulk purchasers.

Arko is the controlling shareholder of GPM (owns ~68%) and, as part of the proposed transaction, the shares of Arko will be de-listed from Tel-Aviv stock exchange. At the closing of the proposed transaction with Haymaker, Arko will have no material independent operating activities, income, or net assets, other than its ownership interest in GPM.

About Haymaker:

Haymaker is a $400 million blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build a company in the consumer, retail, media, or hospitality industries. The Company is led by Chief Executive Officer and Executive Chairman Steven J. Heyer, President Andrew R. Heyer, Chief Financial Officer Christopher Bradley, and Senior Vice President Joseph Tonnos. For more information about Haymaker, please visit www.haymakeracquisition.com.

Additional Information and Where to Find It

ARKO Corp. intends to file a registration statement on Form S-4, which will include a prospectus with respect to ARKO Corp.’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to Haymaker’s stockholder meeting to vote on the transaction (the “Haymaker proxy statement/prospectus”), with the SEC. In addition, Arko will prepare a proxy statement (the “Arko proxy”), which will include the Haymaker proxy statement/prospectus as an exhibit thereto, to be filed with the Israel Securities Authority (the “ISA”). ARKO Corp., Haymaker, GPM and Arko urge investors and other interested persons to read, when available, the Haymaker proxy statement/prospectus and the Arko proxy, as well as other documents filed with the SEC and the ISA, because these documents will contain important information about the proposed transaction. When available, the Haymaker proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to stockholders of Haymaker as of a record date to be established for voting on the proposed transaction. The Haymaker proxy statement statement/prospectus, once available, can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

ARKO Corp., Haymaker, Arko, GPM and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Haymaker stockholders in connection with the proposed transaction. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Haymaker’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 19, 2020 and is available free of charge at the SEC’s web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Haymaker’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of ARKO Corp., Haymaker, Arko and GPM may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of ARKO Corp., Haymaker, Arko and GPM, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the proposed transaction, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed transaction and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Haymaker and Arko or other conditions to closing; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed transaction and (y) the business of GPM and the combined company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the demand for GPM’s and the combined company’s services together with the possibility that GPM or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the failure of GPM to consummate its acquisition from Empire Petroleum Partners, LLC; (13) the number of shares submitted for redemption by Haymaker’s stockholders in connection with the stockholder meeting to approve the proposed transaction; (14) risks and uncertainties related to GPM’s business, including, but not limited to, changes in petroleum prices, the impact of competition, environmental risks, restrictions on the sale of alcohol, cigarettes and other smoking products and increases in their prices, dependency on suppliers, increases in fuel efficiency and demand for alternative fuels for electric vehicles, failure by independent outsider operators to meet their obligations, acquisition and integration risks, and currency exchange and interest rates risks; and (15) other risks and uncertainties included in (x) the “Risk Factors” section of the Haymaker proxy statement/prospectus, when available, and (y) other documents filed or to be filed with the SEC by Haymaker and the ISA by Arko. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. ARKO Corp., Haymaker, Arko, and GPM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Metrics

This press release includes non-GAAP financial measures for the Company which do not conform to SEC Regulation S-X in that it includes financial information (such as Adjusted EBITDA and Pro Forma Adjusted EBITDA) not derived in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, such information and data will be adjusted and presented differently in the Haymaker proxy statement/prospectus. The Company believes that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of the Company to meet capital expenditure and working capital requirements and provides an additional tool for investors to use in evaluating ongoing operating results and trends. Other companies may calculate Adjusted EBITDA, Pro Forma Adjusted EBITDA, and other non-GAAP measures differently, and therefore the

Company’s Adjusted EBITDA, Pro Forma Adjusted EBITDA, and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Investors should review the Company’s audited and interim financial statements, which will be presented in the Haymaker proxy statement/prospectus, and not rely on any single financial measure to evaluate their respective businesses.

Investor Contact

Farah Soi, CFA

Caitlin Churchill

(203) 682-8200

HaymakerII@icrinc.com

Media Contact

Keil Decker

(646) 277-1200

HaymakerII@icrinc.com

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